EXHIBIT 10(e)
                                  -------------

                              EMPLOYMENT AGREEMENT

                                 By and Between

                          ONCOURSE TECHNOLOGIES, INC.
                                As the Employer

                                      And

                                CHARLES W. BEYER
                                As the Employee

                            Dated: December 4, 2000

                                   <Page 60>

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT ("Agreement"), by and between ONCOURSE TECHNOLOGIES, INC. ("Employer"), a Nevada business corporation having a registered office at 711 S. Carson, Suite 4, Carson City, Nevada, 89701, and a principal place of business at 3106 South 166th Street, New Berlin, Wisconsin, 53151, and CHARLES W. BEYER, an individual residing at 1205 Ayrshire Lane, Waukesha, Wisconsin, 53186-7725, made the day and year last written below and to be effective as of January 1, 2001.

     WHEREAS, the parties hereto desire to provide for the employment of Employee by Employer and certain of its subsidiaries upon the terms and conditions herein set forth; and

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto mutually agree as follows:

                                  ARTICLE ONE

                               Term of Employment
                               ------------------

     The Employer hereby employs the Employee and the Employee hereby accepts employment with the Employer as a salaried employee for a period of five (5) years, commencing on February 1, 2001 and terminating on April 30, 2004, unless further extended or sooner terminated in accordance with the terms and conditions of this Agreement. Unless the context otherwise requires, references to the term of this Agreement shall refer both to the initial term and any successive terms.

                                  ARTICLE TWO

                               Duties of Employee
                               ------------------

     Section 2.01. Duties. Employer hereby employs Employee as an executive,
     ------------  -------
consultant, and advisor of Employer, and Employee accepts such employment and agrees to perform the duties appropriate to such office and such other duties, consistent with the duties Employee performed for Employer prior to the effective date of this Agreement, as the Board of Directors of Employer shall also from time to time direct. During any period in which Employee holds any one or more offices of Employer, including but not limited to President, Secretary and/or Treasurer, his duties under this Agreement shall include the duties appropriate to such office. By way of example and not limitation, Employee shall, to the extent applicable to him in his activities as Employee or in any other capacity in which he may serve the Employer, be responsible to:

          (a) Assist the Employer in the recruitment of professional and staff personnel and the development of job standards.

          (b) Assist the Employer in supervision of the other executive and staff personnel of the Employer and evaluation of executive and staff performance.

          (c) Assist the Employer in controlling costs and participate, if requested by the Employer, in the preparation of operating and capital budgets (including projections for revenues and expenditures).

          (d) Assist the Employer in developing and marketing the Employer's products and services.

          (e) Assist the Employer in obtaining capital and loans.

          (f) Maintain and provide to Employer customer records and other information in a form that permits the information to be validated by Employer.

                                   <Page 61>

          (g) Perform such other functions or duties as from time to time reasonably directed by the Employer, consistent with the duties Employee performed for the Employer prior to the effective date of this Agreement, or as otherwise required by this Agreement.

     Section 2.02. Place of Employment. The services of Employee shall be
     ------------  --------------------
rendered principally at 3106 South 166th Street, New Berlin, Wisconsin, 53151, and at such other place or places, and such travel as the Board of Directors of Employer shall reasonably determine; provided, however, that Employee shall in no event be required to relocate from the New Berlin, Wisconsin area without his consent.

     Section 2.03. Hours of Employment. During the term of this Agreement, the
     ------------  -------------------
Employee shall devote during the normal business hours designated by the Employer a minimum of forty (40) hours per week to the business of the Employer, except for holidays, authorized sick leave, and vacation time as provided below.

     Section 2.04. Engaging in Other Employment. Except as provided in Section
     ------------  -----------------------------
2.05 below, the Employee shall devote his entire productive time, ability, and attention during regular business hours to the business of the Employer during the term of this Agreement on a full-time basis. The Employee shall not directly or indirectly render any material services of a business, commercial, or professional nature to any other person or organization, other than to any one or more of the Subsidiaries as provided in Section 2.05 below, whether for compensation, or otherwise, without the prior written consent of the Employer.

     Section 2.05. Employment With Subsidiaries. For the purposes of this
     ------------  -----------------------------
Agreement, the term "Subsidiaries" shall mean any corporations or other entities in which Employer owns a majority of the voting stock or other voting equity interests. Employer's present Subsidiaries are Micro Estimating Systems, Inc., a Wisconsin corporation, CAM Solutions, Inc., a Minnesota corporation, Cimtronics, Inc., an Arizona corporation, and TekSoft, Inc., an Arizona corporation. Notwithstanding Section 2.04 above, Employee may render services of any nature whatsoever to any Subsidiary of Employer. Each Subsidiary which desires services of Employee will execute an acknowledgement, acceptance and consent of and to the provisions of this Agreement, and in such event, (a) Employee shall not be entitled to additional compensation for such services; (b) Employer and the requesting Subsidiary shall enter into an agreement wherein such Subsidiary contributes to the compensation payable to Employee hereunder; and (c) such Subsidiary, as Employer, and Employee, as Employee, shall be deemed to have entered into an employment agreement (the "Subsidiary Employment Agreement") identical to this Agreement except for hours of employment (which shall total 40 hours as between the Employer and all Subsidiaries) and compensation and fringe benefits (which shall be determined and allocated in accordance with this Agreement), or as the context otherwise requires. In the event Employer and such Subsidiary are unable to agree on such Subsidiary's contribution towards Employee's compensation and/or fringe benefits, such contribution shall be pro rated on the basis of the total hours worked by Employee for such Subsidiary in any period compared to the total hours worked by Employee for Employer and any other Subsidiary during the same period. For the purpose of such contribution allocation, Employee's compensation shall include all compensation and fringe benefits payable to him hereunder (including termination payments) and, to the extent practicable, Employee's reimbursable expenses shall be allocated to the Employer or Subsidiary for which such expenses were incurred or which otherwise benefited from the services relating to such expenses.

                                 ARTICLE THREE

                                  Compensation
                                  ------------

     Section 3.01. Base Compensation. As base compensation for services rendered
     ------------  -----------------
under this Agreement, the Employee shall initially be entitled to receive from the Employer a base salary of One Hundred and Twenty Five Thousand and 00/100's Dollars ($125,000.00) per year, payable in fifty-two (52) equal weekly installments of Two Thousand Three Dollars and 84/100's ($2,403.84) each week commencing on February 9, 2001 and continuing weekly during the period of employment, prorated for any partial employment period.

     Section 3.02. Salary Increases. For any successive one (1) year term of
     ------------  -----------------
this Agreement after the first, the Employee may receive a salary increase in an amount, if any, determined in the sole discretion of the Board of Directors of the Employer.

                                   <Page 62>

     Section 3.03. Overtime Compensation. Employee shall be a salaried employee
     ------------  ---------------------
of the Employer and shall not be entitled to overtime compensation.

     Section 3.04. Bonuses. Employee shall be eligible to receive bonus
     ------------  --------
compensation in such amounts and at such times, if any, as the Board of Directors may determine in its sole and absolute judgment and discretion.

                                  ARTICLE FOUR

                                Fringe Benefits
                                ---------------

     Section 4.01. Vacation Pay. The Employee shall be entitled to three (3)
     ------------  -------------
weeks vacation annually, with full pay, to be taken at such time or times as shall be mutually convenient to the Employer and the Employee.

     Section 4.02. Holidays. The Employee shall be entitled to a holiday with
     ------------  ---------
full pay on each day other than a Saturday or Sunday on which national banking associations in the State of Wisconsin are closed.

     Section 4.03. Paid Sick Leave. The Employee shall be entitled to five (4)
     ------------  ---------------
sick days each year, with full pay.

     Section 4.04. Medical and Insurance Benefits. During the term of this
     ------------  -------------------------------
Agreement, the Employee shall be entitled to health and hospitalization insurance and other benefits in at least the same amounts and with the same benefits as Employee received from Employer and/or any one or more of its Subsidiaries immediately prior to the effective date of this Agreement or such additional amounts and/or benefits as Employer may furnish to the other employees and executives of the Employer from time to time during the term of this Agreement. Employee shall be entitled to participate in and receive the benefits of any plan of the Employer relating to hospital, surgical, medical and dental coverage or reimbursements; group life insurance, accidental death and dismemberment, and disability insurance; or any other plans, benefits and privileges, together with such other and additional fringe benefits and such improvements to existing benefits as the Employer may make available to the employees and executives of the Employer, now existing or which may hereafter come into existence during the term of this Agreement.

     Section 4.05. Retirement Benefits. During the term of this Agreement, the
     ------------  -------------------
Employee shall be entitled to participate in and receive the benefits of any stock option, profit-sharing, or other plans, benefits, and privileges given the employees and executives of the Employer, to the extent commensurate with his then duties and responsibilities.

     Section 4.06. Additional Benefits. To the extent practicable and not in
     ------------  --------------------
violation of any applicable federal or state law, regulation or ordinance, including but not limited to ERISA, Employee shall be entitled to the benefits described in Sections 4.04 and 4.05 above in at least the same amounts and with the same benefits as such benefits are provided to the employees and executives of any one or more of the Subsidiaries. Notwithstanding the foregoing, Employer shall not be required to provide any such additional benefits if the provision thereof would require Employer to increase its benefits to all or substantially all of its other employees.

     Section 4.07. Life Insurance. During the term of this Agreement, Employer
     ------------  --------------
will pay to Employee the term cost of a life insurance policy on the life of Employee in the face amount of Five Hundred Thousand ($500,000); provided, however, that Employer shall not be required to pay more than One Thousand ($1,000) Dollars per calendar year for such term cost.

                                   <Page 63>

                                  ARTICLE FIVE

                                    Expenses
                                    --------

     Subject to such limitations as may be reasonably established by the Board of Directors of Employer, Employer shall pay all reasonable travel and other expenses incident to the rendering of services by Employee hereunder, consistent with Employer's prior practice, or, if any such expenses are paid in the first instance by Employee, Employer will reimburse him therefore on presentation of expense accounts and appropriate documentation in accordance with the customary executive procedures of Employer, provided such expenses are deductible by the Employer for purposes of federal income taxation. If such expenses are paid in the first instance by Employee, the Employer shall promptly reimburse Employee after he has furnished the Employer such receipts and other documentation or evidence of the incurred expense as is consistent with the customary executive procedures of the Employer and as shall be required in order to satisfy the rules and regulations of the Internal Revenue Service with respect to the substantiation of such item of expense for federal income tax deduction purposes.

                                  ARTICLE SIX

                                  Termination
                                  -----------

     Section 6.01. Automatic Termination. This Agreement shall automatically
     ------------  ----------------------
terminate upon the death of the Employee or upon the dissolution of the Employer, unless such dissolution is the result of a corporate event involving a merger or consolidation.

     Section 6.02. Termination By Employee and/or Employer. Notwithstanding any
     ------------  ---------------------------------------
provision of this Agreement to the contrary, this Agreement may be terminated at any time upon the mutual written agreement of the parties, by either party upon thirty (30) days' prior written notice to the other, or by the Employer upon written notice to Employee that the termination is for "cause." Termination by any party shall be without prejudice to any other remedy to which such party may be entitled either at law, in equity, or under this Agreement. "Cause" shall mean any one or more of the following:

          (a) Gross misconduct by Employee, or material failure by Employee to perform his obligations in accordance with this Agreement, as determined by the Employer, where such material failure is either of a nature that it cannot reasonably be cured within thirty (30) days or, if reasonably curable within such period, such material failure continues for thirty (30) days after written notice thereof by Employer to Employee.

          (b)  Conviction of, or pleading of nolo contendere to, any felony.
                                             ---------------

          (c) Total disability of Employee for a period of thirty (30) days in any one hundred eighty (180) day period. If Employee is covered by a disability insurance policy pursuant to which he would receive benefits, the term "total disability" shall have the meaning set forth in such policy. If he is not covered by a disability insurance policy, "total disability" shall be defined as the inability to perform the normal and ordinary duties of Employee as such duties are defined in this Agreement.

          (d) Permanent or prolonged absence by Employee from the Employer which would, in the opinion of the Employer, prevent Employee from discharging his obligations hereunder. Prolonged absence shall be defined as absence of fifteen (15) business days or more in any one hundred twenty
     (120) day period without reasonable explanation satisfactory to the Board of Directors of the Employer. Employee absences pursuant to Sections 4.01,
     4.02 and/or 4.03 above shall not be included as a "prolonged absence."

          (e) Chronic illness, disability, failing health, alcoholism or substance abuse of Employee which materially affects the ability of Employee to perform his duties under this Agreement.

          (f) If irreconcilable differences exist between Employee and Employer or its officers and/or directors.

                                   <Page 64>

          (g) Material breach by Employee of any provision of this Agreement, where such material breach is either of a nature that it cannot reasonably be cured within thirty (30) days or, if reasonably curable within such period, such material breach continues for thirty (30) days after written notice thereof by Employer to Employee.

     Section 6.03. Effect of Termination. In the event of the termination of
     ------------  ----------------------
this Agreement prior to the completion of the term of employment specified herein, the Employee shall be entitled to the compensation earned by him prior to the date of termination as provided for in this Agreement computed pro-rata up to and including such date. Except as provided in Section 6.04 below, the Employee shall be entitled to no further compensation as of the date of termination. If  the  Employee dies  prior  to the  expiration  of the  term  of employment, any moneys that may be due him from the Employer under this Agreement on or after the date of his death shall be paid to his executors, administrators, heirs, personal representatives, successors, and assigns. Termination of this Agreement shall not prejudice any remedy which either party may have at law, in equity, or under this Agreement.

     Section 6.04. Termination Payments. In the event of the termination of this
     ------------  --------------------
Agreement during the initial term hereof other than either termination by Employee or termination by Employer for material breach of this Agreement by Employee, Employee shall be entitled to receive all base compensation, as provided in Section 3.01 above, which otherwise would have been received by him for the remainder of the initial term hereof, payable at the same times as provided in Section 3.01 above. In the event of the termination of this Agreement during any extension term hereof other than either termination by Employee or termination by Employer for material breach of this Agreement by Employee, Employee shall be entitled to receive six (6) months' base compensation at the base compensation levels applicable as of the time of such termination, payable at the same times as provided in Section 3.01 above. For the purposes of this Section, "material breach of this Agreement by Employee" shall mean any event described in Paragraphs (a), (b), (d) and/or (g) of Section
6.02 above (after the giving of such notice and the expiration of such cure periods as may be provided therein). Notwithstanding the foregoing, (1) Employer may pre-pay all or any portion of such compensation with such amount discounted to present value using an interest rate of ten (10%) percent per annum; and (2) all such payments shall terminate upon Employee's breach of any provision of Article Seven below.

                                 ARTICLE SEVEN

                Intellectual Property and Competitive Activities
                ------------------------------------------------

     Section 7.01. Ownership of Intellectual Property. All inventions,
     --------------  ---------------------------------------
discoveries, improvements, designs, apparatus, practices, processes, methods, products, development of ideas, development of concepts, development of codes, workings of computer programs and/or software, whether patentable or not, and all materials made, developed, perfected, devised, conceived or first reduced to practice by Employee, whether copyrightable or not, either solely by the Employee or jointly or in conjunction with others, prior to or during the term of this Agreement and in the course of or in any way connected with the business of the Employer (hereinafter individually or collectively called "Intellectual Property"), shall be the sole and exclusive property of the Employer or its nominee. Employee hereby assigns to Employer any and all interest he now has or may have, either individually, jointly or in conjunction with others, or otherwise, in and to any such Intellectual Property. The Employee shall promptly disclose to the Employer in writing complete information relative to any and all such Intellectual Property.

     Section 7.02. Power of Attorney. During the term of this Agreement and
     ------------  -------------------
thereafter within five (5) days after receipt of Employer's request therefore, Employee shall execute, acknowledge and swear to any and all Letters Patent of the United States and/or of foreign countries, copyrights, trademarks, fictitious and assumed name certificates, or the equivalent for any and all Intellectual Property and all applications, amendments, modifications, assignments, conveyances, statements, forms, schedules, filings and other instruments relating thereto, which Employer shall deem necessary or convenient. Employee hereby makes, constitutes and appoints Employer, or such one or more persons as the Board of Directors of Employer shall designate in writing, his attorney-in-fact, with full power of substitution, for the purpose of executing, acknowledging, swearing to and filing any and all such instruments. The foregoing power of attorney is coupled with an interest and shall be irrevocable and survive the death or disability of the Employee and the merger, consolidation, reorganization or liquidation of the Employer. Employee shall execute and deliver to Employer within five (5) days after receipt of Employer's request therefore, such further designations, powers of attorney and other instruments as Employer deems necessary or desirable to carry out the provisions of this Section.

                                   <Page 65>

     Section 7.03. Waiver by Employer. If Employee, during the course of his
     ------------  -------------------
employment by Employer, shall make an invention covered by the terms of this Agreement, and shall make a full and complete disclosure thereof to Employer; and if Employer, after such disclosure, shall state in writing over the signature of the Directors of the Employer, that Employer is not interested in such invention; then Employee shall be free to make such use of any such invention as Employee may desire, free of all claims whatsoever on the part of Employer.

     Section 7.04. Confidentiality. Employee shall not directly or indirectly
     ------------  ----------------
disclose or use at any time, either during or subsequent to the term of this Agreement, any secret or confidential information, knowledge, or data of Employer (whether or not obtained, acquired, or developed by Employee), including but not limited to (a) the Intellectual Property, (b) the business of the Employer, its agents, suppliers or other companies with which the Employer may be cooperating and (c) the plans, manufacturing methods, processes, techniques, products or research activities, ideas, concepts, codes or workings of computer programs and/or software which the Employee may have gained during his period of employment, which are not generally known to the public or recognized as standard practices, unless he shall first secure the written consent of Employer.

     Section 7.05. Employee's Waiver of Rights and Claims. Employee shall not,
     ------------  ---------------------------------------
at any time during or after the termination of this Agreement for any reason whatsoever, have or claim any right, title, or interest in or to any of the Intellectual Property or any trademark or trade name or any other names or marks belonging to or used by Employer, and never shall have or claim any right, title, or interest in or to any material or matter of any sort prepared for or used in connection with the advertising, broadcasting, or promotion of the products or services of Employer, whether produced, prepared, published, or broadcast in whole or in part by Employee; it being the intention of this Agreement that Employee shall, and hereby does, recognize that Employer now has and shall hereafter have and retain the sole and exclusive rights in any and all such Intellectual Property, trademarks, trade names, and other matters hereinbefore referred to.

     Section 7.06. Surrender of Documents. Upon termination of this Agreement
     ------------  -----------------------
for any reason whatsoever, Employee shall turn over to Employer all notes, memoranda, notebooks, records, letters, forms, lists, calculations, blueprints, specifications, designs, drawings, software, computer programs, computer files, or other documents relating to the Intellectual Property and any other notes, memoranda, notebooks, drawings, software, computer programs, or other documents of Employer in the possession or control of Employee, including but not limited to any and all documents relating to Employer's customers, distributors, distribution systems, inventions, or patentable or copyrightable materials; it being agreed that the same and all information contained therein are at all times the property of the Employer.

     Section 7.07. Noncompetition Agreement. Employee agrees that during the
     -------------  -------------------------
term of this Agreement and for the Restricted Period (defined below), except with the express consent of the Employer, he will not, directly or indirectly, engage or participate in, become a director of, or render advisory or other services for, or in connection with, or become interested in, or make any financial investment in any Entity as hereinafter defined; provided, however, that the Employee shall not thereby be precluded or prohibited from owning passive investments in the securities of any publicly traded Entity or from owning five (5%) percent or less of the securities of any non-publicly-traded Entity. By way of example and not limitation:

          (a) During the term of this Agreement and during the Restricted Period, Employee covenants and agrees that he will not, without Employer's prior written consent, directly or indirectly or as a director, officer, employee, partner, consultant, or otherwise in any way aid or assist or have any interest in, or render advisory or other services for, or in connection with, or make any financial investment in any Entity (as hereinafter defined).

          (b) Employee further covenants and agrees that during the Restricted Period, he will not, directly or indirectly, employ, or knowingly permit any Entity directly or indirectly controlled by him to employ, any person employed by Employer at any time during the term of this Agreement or the Restricted Period, or in any manner seek to induce any such person to leave his or her employment with Employer.

          (c) For the purposes of this Section, an "Entity" means any corporation, partnership, joint venture, sole proprietorship, association, syndicate, trust, business trust or other form of entity of whatsoever nature, whether for profit or not-for-profit, which develops and/or sells CAD/CAM software.

                                   <Page 66>

          (d) For the purposes of this Section, "Restricted Period" means the period immediately following the expiration of this Agreement or its termination for any reason which is the greater of twelve (12) months or the term of Employer's payments to Employee pursuant to Section 6.04 above.

     Section 7.08. Covenants Enforceable in Equity. Employer and Employee have
     ------------  --------------------------------
examined in detail the restrictive covenants and agreements contained in this Article and agree that the restraints imposed upon Employee herein are not unduly harsh or oppressive, are a material inducement to Employer to execute this Agreement, and are reasonable in order to protect Employer and its legitimate business interests. Any breach or evasion of any term or provision of this Article shall be deemed to have caused immediate and irreparable injury to Employer and will authorize recourse by Employer to injunctive relief and/or specific performance, as well as to any and all other legal or equitable remedies to which Employer may be entitled.

                                 ARTICLE EIGHT

                               General Provisions
                               ------------------

     Section 8.01. Notices. Any notices to be given hereunder by either party to
     ------------  -------
the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested, to the Employee (or to the Employee's spouse or estate upon the Employee's death) at the Employee's last known address, and to the Employer at its principal office. Notice delivered personally shall be deemed communicated as of actual receipt. Mailed notices shall be deemed communicated as of five (5) days after mailing.

     Section 8.02. Amendments. This Agreement may not be modified, changed,
     -------------  ----------
amended, or altered except in writing signed by the Employee or his duly authorized representative, and by a duly authorized officer of the Employer.

     Section 8.03. Inclusion of Entire Agreement Herein. This Agreement
     -------------   ----------------------------------------
supersedes any and all other prior agreements, either oral or in writing, and sets forth the entire agreement between the parties hereto, with respect to the within subject matter. The signing of this Agreement by the parties constitutes their mutual recognition that no other contract or agreements, oral or written, except as are in writing, signed by the parties and attached hereto or specifically incorporated herein, exists between them. Each party hereby represents that he or it will not rely upon any agreement or understanding not reduced to writing and incorporated in this Agreement.

     Section 8.04. Independence Of Rights and Privileges. Except as expressly
     ------------  ---------------------------------------

provided to the contrary herein or therein, the payment or obligation to pay any monies, or the granting of any rights or privileges to Employee as provided in this Agreement shall be independent of, in addition to and shall not in any way affect, reduce, or be in lieu or derogation of any other monies payable and rights and privileges accruing under any other agreements which now exist or may hereafter exist from time to time between the Employer and the Employee.

     Section 8.05. Law Governing Agreement. This Agreement shall be governed in
     ------------  -----------------------
all respects and be interpreted by and under the laws of the State of Wisconsin, except to the extent that such law or laws may be preempted by applicable federal law, including regulations, opinions, and duly issued orders, in which event this Agreement shall be governed and interpreted by and under the federal law or laws.

     Section 8.06. Waivers. The failure of either party to insist upon the
     ---------------------
strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement or consent required or permitted on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such waiving party. No course of conduct between the Employer and the Employee and no delay or omission of the Employer or the Employee to exercise any right or power granted under this Agreement shall impair the subsequent exercise of any such right or power, or be construed to be a waiver of any default or any acquiescence in or consent to the curing of any default or of any other right or power that shall have arisen; and every power and remedy granted by law and by this Agreement to any party may be exercised from time to time, and as often as may be deemed expedient.

                                   <Page 67>

     Section 8.07. Successors. This Agreement shall inure to the benefit of and
     ------------  ----------
be binding upon the Employee, and, to the extent applicable, his heirs, assigns, executors, and personal representatives, and the Employer, its successors and assigns, including without limitation any person, partnership, or corporation which may acquire all or substantially all of the Employer's assets and business, or with and into which the Employer may be consolidated or merged. This Agreement is personal to each of the parties and neither party may assign or delegate any of his or its rights or obligations hereunder without the prior written consent of the other party, and neither the Employee nor his beneficiaries shall have the right to encumber, commute, borrow against, dispose of, or assign the right to receive payments hereunder. Except in so far as this provision may be contrary to applicable law, no involuntary sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any monies or benefits payable to Employee hereunder shall be valid or recognized by the Employer.

     Section 8.08. Arbitration. In the event that any dispute should arise
     -------------  -----------
between the parties regarding the meaning or effect of this Agreement, which dispute cannot be resolved by the parties, the parties shall appoint a panel of three persons as arbitrators. The Employee shall appoint one such arbitrator, the Employer shall appoint another, and the third shall be appointed by the first two arbitrators. Proceedings under this Section may be initiated by either party informing the other in writing of the necessity or desirability of arbitration and the subject matter of the arbitration. The parties shall select the first two arbitrators within thirty (30) days after such notice has been sent. The panel of two arbitrators shall select the third arbitrator within thirty (30) days after their appointment from a list or lists of eligible persons submitted to them by the parties. Proceedings under this Section shall be commenced and pursued as expeditiously as possible. The parties shall compensate the arbitrators selected by him or it. All other costs of the arbitration shall be borne equally between the parties. All proceedings, the enforceability of any award, and all other matters pertaining to the arbitration shall be governed by the Uniform Arbitration Act in force in the State of Wisconsin or any applicable succeeding legislation.

     Section 8.09. Gender and Number. Whenever used herein, the singular shall
     ------------  ------------------
include the plural, the plural the singular and the use of any gender shall be applicable to all genders.

     Section 8.10. Captions. The captions set forth in this Agreement have been
     ------------  --------
used solely for convenience of reference and shall not control or affect the meaning or interpretation of any of the provisions.

     Section 8.11. Counterparts. This Agreement may be executed in one or more
     ------------  ------------
counterparts, each of which when fully executed shall be deemed an original hereof.

     Section 8.12. Severability of Provisions. If any term, covenant, condition
     ------------  --------------------------
or provision of this Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     Section 8.13. Construction. Employee acknowledges that he has had
     -------------   ------------
sufficient opportunity to consult with legal counsel and with such other experts and advisors as he has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing it or any part thereof to be drafted.

     Section 8.14. Exercise of Employer Rights. The parties acknowledge that
     ------------  -----------------------------
Employee may serve as a Director and President and/or other officers of Employer. Notwithstanding anything in this Agreement expressly or by implication to the contrary, including by way of example and not limitation any references to the "sole" or "sole and absolute" judgment, discretion or determination of Employer, Employee may not exercise any rights of Employer pursuant to this Agreement whether as a Director, President or other officer of Employer. For the purposes of the determination, discretion, approval or consent of, or notice to the Employer under this Agreement, "Employer" shall mean a majority of the Board of Directors of Employer, other than Employee if Employee is serving as a Director of Employer, or such one or more designated representatives of a majority of the Board of Directors of Employer, other than Employee if Employee is serving as a Director of Employer, as such Board shall designate in writing from time to time.

                                   <Page 68>

     Section 8.15. Submission of Agreement. The submission of this Agreement for
     ------------  -----------------------
examination does not constitute a reservation of or option for employment with Employer, and this Agreement shall become effective as an employment agreement only upon the execution thereof by both Employee and Employer and delivery of such executed Agreement by each party to the other.

     IN WITNESS WHEREOF, the parties have executed this Agreement at New Berlin, Wisconsin, on the fourth (4th) day of December, 2000, with the intent to be legally bound.

ATTEST:                                      EMPLOYER:

By:  /s/Bernard A. Woods III            By:  /s/Charles W. Beyer
     -----------------------                 -------------------
     Secretary                               President

              (Corporate Seal)
                                             EMPLOYEE:

By:  /s/Bernard A. Woods III            By:  /s/Charles W. Beyer
     -----------------------                 -------------------
     Witness                                 Charles W. Beyer

                                   <Page 69>

                         CONSENT AND ACKNOWLEDGEMENT OF
                         MICRO ESTIMATING SYSTEMS, INC.

     I agree to the attached Employment Agreement by and between ONCOURSE TECHNOLOGIES, INC., as the Employer, and CHARLES W. BEYER, as the Employee, dated December 4, 2000 on behalf of Micro Estimating Systems, Inc., a wholly-owned subsidiary of OnCourse Technologies, Inc. In the event that MICRO ESTIMATING SYSTEMS, INC. requests any services of Employee, it agrees to pay for such services in accordance with Section 2.05 and to be bound to all of the terms and provisions of said Employment Agreement to the extent they relate to the company.

                     I AGREE TO THE FOREGOING ON BEHALF OF
                         MICRO ESTIMATING SYSTEMS, INC.


Dated:December 4, 2000        /s/Bernard A. Woods III
      ----------------        -----------------------
                              Bernard A. Woods III

                                   <Page 70>